CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into AutoInfo, Inc.'s previously filed Registration Statement File No. 33-34442.


                                                /s/ Arthur Andersen LLP

                                                    ARTHUR ANDERSEN LLP





New York, New York
August 22, 1995